UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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DEUTSCHE DWS INTERNATIONAL FUND, INC.

(Name of Registrant as Specified in Its Charter)

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DWS

DWS Emerging Markets Equity Fund

November 3, 2023

Dear Shareholder,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. Effective October 1, 2023, DWS International GmbH (“DWSI”), an affiliate of DWS Investment Management Americas, Inc. (“DIMA”), was appointed to serve as sub-advisor to DWS Emerging Markets Equity Fund (the “Fund”) pursuant to a sub-advisory agreement between DIMA and DWSI for the Fund (the “Sub-Advisory Agreement”). While shareholder approval of the Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about DWSI and the Sub-Advisory Agreement and about the reasons for the Board of Directors’ approval of the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, DWSI, together with DIMA, provides investment management services to the Fund. The management fees paid by the Fund will not change as a result of the new sub-advisory relationship.

If you have questions about the Sub-Advisory Agreement, please feel free to call us at 800-728-3337. Thank you for your continued support of DWS.

DWS Emerging Markets Equity Fund

a series of Deutsche DWS International Fund, Inc.

875 Third Avenue, New York, NY 10022

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of DWS Emerging Markets Equity Fund (the “Fund”), a series of Deutsche DWS International Fund, Inc.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order granted to the Fund and DWS Investment Management Americas, Inc. (the “Advisor” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). The Exemptive Order permits the Advisor, subject to Board approval, to select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Effective October 1, 2023, DWS International GmbH (“DWSI” or the “Sub-Advisor”), an affiliate of DIMA, was appointed to serve as a sub-advisor to the Fund pursuant to a sub-advisory agreement between DIMA and DWSI for the Fund (the “Sub-Advisory Agreement”). Also effective October 1, 2023, the sub-advisory agreement for the Fund between DIMA and DWS Investments Hong Kong Limited (“DWS HK”), also an affiliate of DIMA, was terminated.

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about DWSI. A Notice of Internet Availability of the Information Statement is being mailed on or about November 6, 2023 to the Fund’s shareholders of record as of October 13, 2023. The number of shares issued and outstanding for each class of the Fund as of October 13, 2023 is set forth in Exhibit H to this Information Statement. On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held. However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above. In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund, which is a series of Deutsche DWS International Fund, Inc., a Maryland corporation (the “Corporation”), although all actions actually are taken by the Corporation on behalf of the Fund. The term “Board,” as used herein, refers to the board of directors of the Corporation. The term “Board Member,” as used herein, refers to a person who serves as a director of the Corporation. The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://www.dws.com/en-us/resources/for-investors/ and will remain available until at least February 29, 2024.

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BACKGROUND

General. At a meeting held on July 20, 2023, the Fund’s Board, all the members of which are Independent Board Members, approved the appointment of DWSI as a sub-advisor to the Fund and the terms of the Sub-Advisory Agreement, to become effective on or about October 1, 2023. The Sub-Advisor was appointed in connection with changes to the portfolio management team for the Fund. Effective June 30, 2023, the Fund’s Lead Portfolio Manager and an employee of DWS HK (the Fund’s prior sub-advisor), Sean Taylor, left DWS to pursue other opportunities. Remaining portfolio managers for the Fund, Linus Kwan and Cecilia Lau, continued to provide portfolio management services for the Fund until the termination of the sub-advisory agreement between DIMA and DWS HK. DWSI was appointed as sub-advisor to the Fund to allow Sebastian Kahlfeld, an employee of DWSI, to serve as the Fund’s new Lead Portfolio Manager. The investment strategy of the Fund will remain unchanged, and the Fund will maintain an existing consulting relationship with Itaú USA Asset Management, Inc. (“IUAM”) with respect to the Fund’s investments in Latin America.

A description of the Sub-Advisory Agreement is set forth below. The form of the Sub-Advisory Agreement is attached hereto as Exhibit A and the description set forth below of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Under the Sub-Advisory Agreement, DIMA has retained DWSI to provide portfolio management services in connection with the management of the Fund. Information about Mr. Kahlfeld, the portfolio manager responsible for the management of the Fund, is provided in Exhibit B.

Implementation of the Sub-Advisory Agreement did not affect the management fee rate paid by the Fund to DIMA. Under the Sub-Advisory Agreement, DIMA is responsible for paying DWSI the sub-advisory fee out of the management fee received by DIMA. Further information about the Fund’s advisory fee rates payable, and the aggregate amount paid by the Fund under its Investment Management Agreement, is set forth in Exhibit E.

The Sub-Advisory Agreement for the Fund, as approved by the Board, will have an initial term until September 30, 2024, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the Board’s considerations of the Fund’s new investment sub-advisory arrangement is provided below. (See “Sub-Advisory Agreement Board Considerations and Fee Evaluation” below.)

Description of the Sub-Advisory Agreement. Effective October 1, 2023, DWSI serves as a sub-advisor to the Fund under the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, DWSI manages the securities and other assets of the Fund, including the purchase, retention, and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information. DIMA is responsible for supervising and overseeing the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement.

The sub-advisory fees payable under the Sub-Advisory Agreement are paid by DIMA, not the Fund. Under the Sub-Advisory Agreement, DWSI is paid by DIMA at a negotiated rate with respect to the Fund.

The Sub-Advisory Agreement provides that DWSI shall not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, or connected with or arising out of any services rendered under the Sub-Advisory Agreement, except by reason of willful malfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or by reason of reckless disregard on the part of the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.

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The Sub-Advisory Agreement may be terminated without penalty with respect to the Fund (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and DWSI, (b) by DIMA on sixty (60) days’ written notice to DWSI, or (c) by DWSI upon ninety (90) days’ written notice to DIMA. The Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Corporation on behalf of the Fund and DIMA (the “Investment Management Agreement”). In addition, DIMA may terminate the Sub-Advisory Agreement upon immediate notice if DWSI becomes statutorily disqualified from performing its duties under the Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment advisor.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors of Deutsche DWS International Fund, Inc. (hereinafter referred to as the “Board” or “Directors”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between DWS Investment Management Americas, Inc. (“DIMA”) and DWS International GmbH (“DWS International”), an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA, on behalf of DWS Emerging Markets Equity Fund (the “Fund”) at a meeting held in July 2023. In July 2023, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement was expected to become effective on or about October 1, 2023.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DWS International and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA in connection with changes to the Fund’s portfolio management team, specifically the appointment of a new portfolio manager located in Frankfurt, Germany to succeed the current portfolio management team. The Board also noted that DWS International serves as sub-advisor for DWS Emerging Markets Fixed Income Fund and DWS Global Macro Fund. The Board considered that the appointment of DWS International was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DWS International would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would not change because of the new sub-advisory arrangement, as DWS International would replace the current sub-advisor, also affiliated with DIMA, and would be paid the same sub-advisory fee as the current sub-advisor.

Given that DWS International is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2022.

Based on all of the information considered and the conclusions reached, the Board determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Information about DWSI. DWSI, located at Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany, provides advisory services to a variety of types of clients, including affiliated investment companies. DWSI is registered as an investment advisor with the SEC and with the Federal Financial Supervisory Authority in Germany. As of December 31, 2022, DWSI had over $35 billion of assets under management. DWSI is a direct wholly-owned subsidiary of DWS Group, Taunusanlage 12, Frankfurt am Main, Germany 60325. DWS Group is an indirect majority-owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.

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The principal occupation of each director and principal executive officer of DWSI is set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DWSI is Mainzer

Landstrasse 11-17, 60329 Frankfurt am Main, Germany.

Name	Position with DIMA	Principal Occupation
Matthias Liermann	Board Member	Global Head of Product Management, DWS
Georg Schuh	Board Member	Head of Investment Strategy – Multi Asset & Solutions, DWS
Gero Schomann	Board Member	Head of Coverage – Germany & Austria, DWS
Joerg Hupertz	Chief Financial Officer, Board Member	Chief Financial Officer - EMEA, DWS
Daniel Kieper	Chief Legal Officer	Regional Head of Legal - Germany, DWS
Daniel Meister	Chief Compliance Officer	Regional Head of AFC & Compliance – EMEA, DWS

Exhibit C sets forth information regarding other U.S. registered open-end investment companies sub-advised by DWSI.

Investment Advisor. Pursuant to the Investment Management Agreement, DIMA, with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the Fund. The Investment Management Agreement between DIMA and the Corporation, on behalf of the Fund, was last approved by the Board, including a majority of the Independent Board Members, on September 22, 2023. The Investment Management Agreement between DIMA and the Corporation on behalf of the Fund was last approved by the shareholders of the Fund on May 5, 2006.

Under the supervision of the Board, DIMA is responsible for making investment decisions, buying and selling securities for the Fund, and conducting research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o DWS Investment Management Americas, Inc., 875 Third Avenue, New York, NY 10022.

Name	Position with DIMA	Principal Occupation
David S. Bianco	Board Member, Chairman, President and Chief Executive Officer	Chief Investment Officer - Americas, DWS
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Sandy Sculac	Chief Operating Officer	Senior Business Manager – Governance, Processes & Controls, DWS
Nancy Tanzil	Chief Financial Officer and Treasurer	Chief Financial Officer – U.S., DWS
John Millette[1]	Chief Legal Officer	Associate General Counsel, DWS
Michelle Goveia-Pine	Chief Compliance Officer	Regional Head of AFC & Compliance – U.S., DWS
George Catrambone	Board Member	Regional Head of Fixed Income – U.S., DWS
Hepsen Uzcan	Board Member	Head of Fund Administration, DWS

1 Address: 100 Summer Street, Boston, MA 02110.

DIMA is a direct wholly-owned subsidiary of DWS USA Corporation (“DWS USA”), 875 Third Avenue, New York, NY 10022. DWS USA is a direct wholly-owned subsidiary of DWS Group GmbH & Co. KGaA, Taunusanlage 12, Frankfurt am Main, Germany 60325. DWS Group is a majority-owned subsidiary of DB Beteiligungs-Holding GmbH, Taunusanlage 12, Frankfurt am Main, Germany 60325, which in turn is a wholly-owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit F sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of the Fund is a director, officer or employee of DWSI. No officer or Board Member of the Fund has any material direct or indirect interest in DWSI.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon sixty (60) days’ notice by either party, or by a majority vote of the outstanding voting securities of the Fund and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amounts paid by the Fund under the Investment Management Agreement is set forth in Exhibit E. Exhibit E was calculated based on the Fund’s fiscal year ended October 31, 2022.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of the Fund’s securities. These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amounts paid by the Fund under the Administrative Services

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Agreement is set forth in Exhibit G. Exhibit G was calculated based on the Fund’s fiscal year ended October 31, 2022.

ADDITIONAL INFORMATION

Share Ownership. Exhibit I to this Information Statement sets forth information as of October 13, 2023 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares as of October 13, 2023. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Fund is DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information. For further information concerning the Sub-Advisory Agreement, please contact the Fund at 800-728-3337.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 875 Third Avenue, New York, NY 10022 or by calling 1-800-728-3337. Reports are also available on the DWS Funds website at dws.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor, call 1-800-728-3337 or write to the Fund at 875 Third Avenue, New York, NY 10022.

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EXHIBIT A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of October, 2023, between DWS INVESTMENT MANAGEMENT AMERICAS, INC. (the “Adviser”) and DWS INTERNATIONAL GMBH (the “Sub-Adviser”).

WHEREAS, DWS Emerging Markets Equity Fund (the “Fund”), is a series of Deutsche DWS International Fund, Inc., a Maryland corporation (the “Corporation”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has entered into an Investment Management Agreement dated as of June 1, 2006 and revised as of October 1, 2010, May 1, 2017, July 1, 2017, October 1, 2019, and December 9, 2019, respectively, with the Corporation and made effective with respect to the Fund on July 1, 2006 (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund;

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services. The Sub-Adviser has classified the Adviser as a professional client in the meaning of the provisions of the Securities Trading Act (Wertpapierhandelsgesetz – “WpHG”). The Sub-Adviser indicates that in accordance with the specifications of the WpHG there is the possibility that the Adviser and the Sub-Adviser may agree to a change in the classification of the Adviser as a private client and that the change in classification as a private client is accompanied by a higher level of protection under the WpHG for the Adviser. Such a change of classification as private client could however affect which services the Sub-Adviser is able to offer in this case.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	The Sub-Adviser will perform its obligations under this agreement in accordance with such policies and procedures as the Parties may agree from time to time.
(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus (the “Operating Documents” and listed hereto in Appendix B) which have been put into effect in conformity by and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or
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supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.

(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on the DWS approved list of brokers and dealers and made available to the Sub-Adviser from time to time. The Sub-Adviser may delegate trade execution, trade matching and settlement services to DWS’s branch offices or affiliates located in the U.S. or outside the U.S. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution in accordance with its Best Execution Principles. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors. The Adviser or its affiliates may, from time to time, engage other unaffiliated sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other unaffiliated sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.
(d)	The Sub-Adviser may not delegate activities in relation with the investment decision process with regard to investments on behalf of the Fund to third parties, unless it has obtained the prior written consent of the Fund.
(e)	The Sub-Adviser is authorized to delegate other activities than those set forth in paragraph 1 in relation to the management of the Portfolio to affiliates within Deutsche Bank Group as well as to external third parties, which may be located within the European Union or Non-European Union, without the Advisor’s consent. Such delegation exists on the date of coming into force of this Agreement. The Sub-Adviser shall disclose further details in accordance with applicable legal provisions on request of the Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution, provided that such aggregation is unlikely to be disadvantageous for the Fund. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients and in accordance with all laws and regulations applicable to the Sub-Adviser. The Adviser acknowledges that each individual aggregated transaction may work to the advantage or disadvantage of the Fund.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such

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cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

To provide evidence of the Sub-Adviser’s authorization vis-à-vis third parties (e.g. brokers) the Adviser signs the power of attorney attached hereto as Appendix D.

(f)	The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of Directors such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(g)	The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request.

In addition, the Sub-Adviser shall provide assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and DWS’s Valuation Procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

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(h)	The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-PORT (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(i)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, as expressly provided herein, the Sub-Adviser is authorized to act on behalf of, and represent, the Fund. Except as otherwise expressly provided herein or authorized in writing by the Adviser, the Sub-Adviser shall have no further authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.
(j)	Subject to the following, the Sub-Adviser shall take corporate action measures with respect to securities held by the Fund.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

(k)	To the extent that the Adviser has retained any portfolio management and trade execution duties set forth herein on behalf of the Fund, the Sub-Adviser agrees to coordinate and cooperate with the Adviser in the performance of its duties in accordance with such policies and procedures as the parties may agree from time to time. To the extent that any duties of the Sub-Adviser set forth in section 1 are performed by the Adviser, the Sub-Adviser will be deemed to have satisfied such duties hereunder. In the event of a potential conflict or disagreement, the parties agree to work together to remedy such situation.

The Sub-Adviser shall also provide other trade related services for the Assets in accordance with

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such policies and procedures as the Parties may agree from time to time.

1A. Miscellaneous

(a)	In relation to the management of the Fund, the Sub-Adviser shall not be responsible in particular for the following activities:
(1)	exercising of creditors’ rights (compulsory or optional) for assets (fixed interest securities) of the Portfolio;
(2)	filing claims in relation to insolvency proceedings;
(3)	entering into master agreements for OTC derivatives (e.g. German master agreement for derivatives transactions, ISDA master agreement);
(4)	entering into any clearing agreements for derivative transactions;

(5)	application of collateral management (e.g. signing of collateral management agreements);
(6)	entering into securities lending agreements; and
(7)	entering into repurchase agreements.

The Sub-Adviser shall provide to the Adviser any information in its possession in connection with the Fund that is necessary to enable the Adviser to perform the activities set forth under this Section 1A(a).

(b)	The Adviser hereby confirms that the Fund is not subject to the obligations according to the Regulation (EU) No 648/2012 of the European Parliament and of the Council of 4 July 2012 on OTC derivatives, central counterparties (CCPs) and trade repositories (TRs) entered into force on 16 August 2012 (“EMIR”) and any delegated regulation issued thereunder and/or any other legal or regulatory requirements applicable to the Fund in respect of derivatives transactions. The Adviser shall inform the Sub-Adviser without undue delay if aforementioned confirmation becomes incorrect.

(c)	The Adviser hereby confirms that due to the Adviser’s experience and knowledge the provision of further information about the types of financial instruments and the inherent risks is not required. Upon the Adviser’s request the Sub-Adviser shall at any time explain the risks in more detail.

1B. MiFID II (Directive 2014/65/EU of 15 May 2014) Notifications

(a)	Rules Relating to Use of Benchmarks

The Adviser acknowledges that where the Sub-Adviser refers to the performance of a benchmark in the investment guidelines, it makes no assertion about the probability of achieving such a benchmark and assumes no such commitment or guarantee in respect of the performance of the assets under management.

(b)	Best Execution Policy and Acknowledgement to the Execution of Orders Outside of Trading Venues Within the Meaning of Section 2 (22) of the German Securities Trading Act
(1)	The parties agree herewith that the execution and placing of orders shall be carried out according to the Sub-Adviser’s latest best execution policy (“Best Execution Policy”). The latest version of the Sub-Adviser’s Best
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Execution Policy will be made available to the Adviser on the internet site https://www.dws.com/footer/Legal-Resources. The Sub-Adviser shall notify the Adviser of any significant changes to this Best Execution Policy by email.

(2)	The Sub-Adviser’s Best Execution Policy also provides for the execution of orders outside of trading venues within the meaning of § 2 (22) of the WpHG. By executing this Agreement, the Adviser consents generally to such an order execution in the cases provided for in the Best Execution Policy. The Adviser consents that execution shall also be possible outside the framework of regulated markets, multilateral trading facilities and organized trading facilities.
(c)	Monetary Benefits and Information on Minor Non-Monetary Benefits
(1)	The Sub-Adviser may receive minor, non-monetary benefits. It shall accept and retain them if this is permitted under the provisions of the WpHG. These include, for example, participation in conferences, seminars and other educational events concerning financial instruments or investment services, and entertainments whose value does not exceed a reasonable de minimis threshold.
(2)	The Sub-Adviser shall transfer any monetary benefits it receives from the date of entry into force of this Agreement to the account of the Fund by means of a single payment each month, with benefits being bundled until the end of the month following the month of receipt. The Sub-Adviser shall not pay interest on benefits.
(d)	Conflict of Interest

The Sub-Adviser takes reasonable precautions in dealing with potential and actual conflicts of interest. The Sub-Adviser has drawn up principles to handle conflicts of interest which are available in its current version on the Sub-Adviser's website https://www.dws.com/footer/Legal-Resources.

The Sub-Adviser may execute transactions for other clients that may include assets in which the Sub-Adviser will invest in connection with the management of the Fund. The Sub-Adviser may render financial services for other clients who have similar or different investment objectives like those of the Fund. Investment strategies used for the management of the Fund or for other clients might conflict with strategies used or recommended by other companies of Deutsche Bank Group and might affect the prices and the availability of assets in which the Sub-Adviser invests in connection with the management of the Fund.

Where organizational arrangements are not sufficient to ensure that risks of damage to the interest of the Fund or the Adviser will be prevented, the Sub-Adviser will, in addition to the existing obligation to disclose the general nature, kind and source of conflict of interest prior to conducting business, clearly disclose to the Fund and the Adviser the steps taken to mitigate those risks of damage to the interest of the Fund or the Adviser, in order for the Fund and the Adviser to be able to make decisions with regards to investment services and investment related services on an informed basis in which the conflict of interest occurs. The information will be provided on a durable medium.

(e)	Recording of Telephone Conversations and Electronic Communication
(1)	The Adviser is hereby informed that all telephone conversations and electronic communications with the Portfolio Management and the Trading Desk of the Sub-Adviser are recorded in order to meet legal
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requirements in accordance with the WpHG (in particular § 83 para. 3 thereof). The Sub-Adviser is required to record telephone calls and electronic communications with its clients relating to the provision of investment services that relate to the reception, transmission and execution of client orders. The Sub-Adviser is also under a record-keeping obligation even if those conversations or communications do not result in the conclusion of such transactions or in the provision of client order services. The purpose of recording is to ensure that the conditions of an order issued by the Adviser and its conformity with the transaction executed by the Sub-Adviser can be demonstrated. The obligation to keep records is designed to strengthen investor protection, improve market surveillance and create legal certainty in the interests of the Adviser and the Sub-Adviser. The records shall be kept by the Sub-Adviser for five years or, if required by order of the competent supervisory authority, for seven years. The Adviser may request a copy of the records within the applicable period of time.

(2)	The Adviser undertakes to inform its employees (or service providers) involved in the work process of the record keeping requirements that the Sub-Adviser is subject to, and the Adviser shall further inform the aforementioned employees (or service providers) that they may not disclose the telephone numbers of the Sub-Adviser’s portfolio management and trading desk, to unauthorized third parties.

(f)	Information on Possible Risks Associated With Position Limits on Commodity Derivatives / Possible Effects on the Agreed Investment Strategy

(1)	Within the framework of the implementation of MiFID II, the competent authorities for each commodity derivative traded on a trading venue in a Member State of the European Union or in a Contracting State of the Agreement on the European Economic Area, shall determine a quantitative threshold for the maximum size of a position in that derivative that may be held by the Fund (position limit).
(2)	The operator of a trading venue on which commodity derivatives are traded must establish procedures for monitoring compliance with the position limits applied (position management controls). Within the framework of such controls, the operator of a trading venue shall ensure, inter alia, that it has the right to demand the temporary or permanent termination or reduction of positions entered into and, if the person concerned does not comply, to take appropriate unilateral measures to ensure such termination or reduction.
(3)	There is a risk that both the defined position limits and the rights in the context of position management controls could lead to a situation in which the Sub-Adviser cannot enter into or may only partially enter into positions in commodity derivatives, or must terminate or reduce positions taken, with the result that it cannot implement the investment strategy as agreed.

The Sub-Adviser shall inform the Fund and the Adviser as soon as it becomes aware that position limits or measures applied within the framework of the position management controls are influencing or may influence the implementation of the investment strategy. The Adviser

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and the Sub-Adviser shall find a way to deal with the situation by mutual agreement.

(g)	The Adviser’s Cooperation With Respect to the Fulfilment of the Sub-Adviser’s Reporting Obligations

(1)	The Adviser undertakes to provide the Sub-Adviser, without undue delay, at the latter’s request, with all information required by the Sub-Adviser in order to comply with any obligations or justified requirements of third parties in connection with transaction and position reporting pursuant to Article 26 of the "MiFIR" (Regulation (EU) No 600/2014 of 15 May 2014), pursuant to Article 9 "EMIR" (Regulation (EU) No. 648/2012) of 4 July, 2012), pursuant to Section 57 of the WpHG or other applicable regulations. Furthermore, the Adviser undertakes to keep the Fund’s legal entity identifier up-to-date and to notify the Sub-Adviser immediately of any changes, without undue delay and without being asked.
(2)	The Adviser is aware that the Sub-Adviser may not enter into transactions for the Fund that are subject to reporting requirements if the Adviser does not provide the information (e.g. the legal entity identifier) necessary for reporting purposes.
(3)	In addition, the Adviser expressly agrees that Sub-Adviser may forward all business and Client-related information within the framework of the reporting of transactions and positions according to the respective requirements of applicable law.
(h)	Consent to the Use of Electronic Media for the Provision of Information
(1)	With regard to the use of electronic media for the distribution of information within the framework of this Agreement, the Adviser and the Sub-Adviser shall communicate with each other via aforementioned suitable e-mail addresses. In that regard, it is essential that each party provide the other, without undue delay, of a change in its e-mail address.
(2)	The Sub-Adviser informs the Adviser that the provision of its e-mail address shall mean that the provision of information by electronic means in accordance with Article 3 para 3 of the "DVO MiFID II" (Delegated Regulation (EU) 2017/565 of 25 April 2016) is appropriate.
(3)	The Sub-Adviser hereby notifies the Adviser, in accordance with legal requirements, that the Adviser has the option of receiving certain information on paper or on another durable medium. The Adviser can choose between the following options:
(a)	The Adviser expressly acknowledges by its signature that its information shall not be transmitted on paper but on another durable medium, insofar as this is permitted under the WpHG and the directly applicable European regulations. The information shall be transmitted via e-mail or disclosed via the Sub-Adviser’s online client reporting portal. The Adviser shall be informed about the availability of the information posted on the Sub-Adviser’s online client reporting portal and any associated deadlines herewith by e-mail sent to the e-mail
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address specified by it for the purpose of the exchange of electronic information.

(b)	The Adviser does not consent to the transmission of information on a durable medium other than paper, but rather chooses the transmission of information in paper form by post.

In light of this, the Sub-Adviser notifies the Adviser of its understanding that the Adviser has opted for the first mentioned option.

(4)	The Adviser declares by its signature that the Sub-Adviser may make information which is not addressed to it personally (e.g. Best Execution Policy), available to it on a website. The Sub-Adviser shall inform the Adviser of the website address and the place where the information on this website can be found, not only in this amended Agreement, but also via the e-mail address indicated for the purposes of the exchange of electronic information.
(5)	The Sub-Adviser hereby notifies the Adviser that the Sub-Adviser offers the opportunity for encrypted communication via e-mail for instance by means of dbSecureEmail. When sending data unencrypted there is a likelihood that third parties, potentially from unsecure third countries, obtain knowledge of such data or messages could be deleted or manipulated. Such risks tend to increase for clients using unsecure communication networks such as inadequate wireless- or browser networks or e-mail transport encryption. The Adviser is explicitly aware of aforementioned risks when sending unencrypted communication via e-mail and faxes and accepts inherent risks of such ways of communication. The Sub-Adviser points out that even in case of encrypted communication via e-mail addresses the sender of an e-mail address cannot be uniquely authenticated.
(6)	The Adviser acknowledges that information transmitted by the Sub-Adviser via e-mail is not encrypted or secured by a digital signature. Faxes and e-mails can be of poor quality, arrive incomplete or be lost during transmission.

Should the Adviser desire an encrypted transmission of information, the Adviser notifies the Sub-Adviser. The parties shall have to agree on the necessary procedures.

(7)	The other existing agreements on notices and instructions shall remain unaffected by the above changes.
2.	Duties of the Adviser.

The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents set forth in Appendix B, the instruction and directions of the Board of Directors of the Corporation, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.       Delivery of Documents.

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(a)	The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles”;)

(ii)       By-Laws of the Corporation; and

(iii)       Prospectus of the Fund.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)       The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)       The Sub-Adviser’s Form ADV; and

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.       Certain Representations and Warranties of the Sub-Adviser.

(a)	The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.
(b)	The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.
(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.
(d)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the
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requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.

5.       Compliance.

(a)	The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC, the BaFin, or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.
(b)	The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.
(c)	The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with requests for such records or other documents.
(d)	The Sub-Adviser is required by law to comply with all applicable German and European laws, regulations and policies, relating to the prevention of money laundering, terrorist financing and related financial crimes. Pursuant to the before mentioned rules and regulations the Sub-Adviser is inter alia obliged:
(i)	to identify the Adviser and its ultimate beneficial owner,
(ii)	to detect politically exposed persons,
(iii)	to establish the source of wealth and
(iv)	to comply with international embargo regulations.

The Adviser shall notify the Sub-Adviser without undue delay and unrequested of any changes in regard to the above mentioned company information, domicile, legal representatives, source of wealth, beneficial ownership or control structure which occur during the business relationship. The Adviser shall supply the Sub-Adviser with any

17

necessary documentation and information in order to establish and prove the submitted details.

6.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of the Agreement. The fee will be computed daily and will be paid to the Sub-Adviser quarterly.

The Adviser acknowledges that in specific cases the Sub-Adviser may make payments to third parties that render non-investment advisory services to the Sub-Adviser with regard to the management of the Fund to the extent permitted under the 1940 Act and the rules adopted thereunder (e.g. for consulting with or servicing the Adviser). The Sub-Adviser may make such payments as reimbursement of the third party’s costs. The fees payable by the Adviser shall not be increased by such payments of the Sub-Adviser to third parties.

7.	Expenses. The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Fund’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund.
8.	Standard of Care and Liability of Sub-Adviser. Neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or by reason of reckless disregard on the part of the Sub-Adviser of its obligations and duties under this Agreement.
9.	Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.
10.	Duration and Termination.
(a)	This Agreement shall become effective with respect to the Fund on October 1, 2023, and shall remain in full force until September 30, 2024 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.
(b)	This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this
18

Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)	If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.
(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.
(e)	The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon immediate written notice for good cause. For example, it shall be deemed to be a good cause, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.
(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

11.       Confidentiality.

(a)	Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.
(b)	The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:
(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund. This includes the Sub-Adviser´s independent auditors, any independent advisors that contractually agree to keep the Holdings Information confidential and any external legal counsel, entities and persons of whom the Sub-Adviser avails itself in accordance with this
19

Agreement for the purpose of performing its obligations hereunder. In particular, the Sub-Adviser shall be authorized to provide to brokers and counterparties any information required in order to establish and maintain a business relationship;

(ii)	Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;
(iii)	Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that unless prohibited by law or regulatory requirements the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and
(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

12.	Governing Law. This Agreement shall be governed by the laws of the State of Maryland, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
13.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
14.	Notice. Unless otherwise agreed to herein, any notice, advice, report or other document to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

Sandy Sculac

Chief Operating Officer

DWS Investment Management Americas, Inc.

875 Third Avenue

New York, NY 10022-6225

Telephone: (212) 454-0625

E-mail: sandy.sculac@dws.com

20

and with a copy (which shall not constitute notice) to:

John Millette

DWS Investment Management Americas, Inc.

100 Summer Street

Boston, MA 02110

E-mail: john.millette@dws.com

To the Sub-Adviser:

DWS International GmbH

Mainzer Landstraβe 11-17

60329 Frankfurt am Main,

Germany

Attention: Legal Documentation Management

E-mail: ldm.mandates@db.com

15.	Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.
16.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.
17.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
21

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DWS INVESTMENT MANAGEMENT AMERICAS, INC.	DWS INTERNATIONAL GMBH
By: _________________________________	By: _________________________________
Name: Caroline Pearson	Name:
Title: DWS Legal Senior Team Lead	Title:

By: _________________________________	By: _________________________________
Name: John Millette	Name:
Title: Chief Legal Officer	Title:

22

Appendix A

to the

Investment Sub-Advisory Agreement

between

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

and

DWS INTERNATIONAL GMBH

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request as follows:

1. Quarterly Compliance Certifications and Reports

2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
5.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
6.	Compliance Due Diligence Questionnaires
7.	Policies, Procedures and Summaries
23

Appendix B

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles
4.	By-laws and any pertinent amendments thereto
24

Appendix C

to the

Sub-Advisory Agreement

between

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

and

DWS INTERNATIONAL GMBH

Fee Rate

Fund	Sub-Advisory Fee Rate
DWS Emerging Markets Equity Fund	0.300% of average daily net assets of the Fund

The Sub-Adviser’s remuneration for the services to be provided by it under this Agreement will be calculated as following:

(i)       The fee is accrued monthly and settled quarterly and is calculated as the average of the individual Fund's monthly assets based on the Fund’s daily net assets as recorded in the accounting system of the Adviser multiplied by the percentage stated in the above table, divided by the number of days in a year (365 or 366).

(ii)       If the delegation did not exist for the full month the fee will be prorated to reflect the number of days that the Fund existed in that month.

(iii)       In case that the delegation did not exist in the month prior to the date of delegation (e.g., the launch month) the Fund’s average total net asset value of the delegation launch month (i.e., the month in which the start date of the delegation falls) shall be used instead of that of the previous month, and such calculation will be made the month after the launch month.

(iv)       The fee is paid by the Adviser to the Sub-Adviser within 30 business days after the Adviser has received the gross management fee or gross advisory fee from the Fund, and the Sub-Adviser has provided a reconciled valid tax invoice. Payments will be made in EUR.

(v)       Unless otherwise agreed between the parties, all costs and expenses incurred by the Sub-Adviser in providing the services shall be borne by the Sub-Adviser.

(vi)       The applicable percentage rate for the Fund is specified in the table above.

25

Appendix D

to the Sub-Advisory Agreement

between

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

and

DWS INTERNATIONAL GMBH

Power of Attorney

DWS Investment Management Americas, Inc. (hereinafter “Adviser”),

875 Third Avenue,

New York, New York 10022

DWS International GmbH Mainzer Landstraße 11-17, 60329 Frankfurt am Main, Germany (hereinafter “Sub-Adviser”) has been assigned by an Investment Sub-Advisory Agreement as sub-adviser with effect from October 1, 2023. The power of attorney provides evidence of Sub-Adviser’s authorization as Portfolio Manager vis-à-vis third parties and authorizes Sub-Adviser to manage the DWS Emerging Markets Equity Fund’s assets held in the account number 8154973 with Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 (hereinafter “Fund”).

Sub-Adviser’s authorization covers all activities that are required for a proper management of the Fund. In particular, Sub-Adviser’s authorization shall include but shall not be limited to the following activities:

a)	investment decisions in relation to the purchase and sale of assets.
b)	disposals of assets of the Fund.
c)	measures in case of corporate actions of issuers of assets of the Fund (e.g. increase in share capital); and

d)       opening of broker accounts.

New York, New York, October 1, 2023.

DWS Investment Management Americas, Inc.

Signature:

Name: John Millette

Title: Chief Legal Officer

Signature:

Name: Caroline Pearson

Title: DWS Legal Senior Team Lead

26

EXHIBIT B

Portfolio Manager

DWS Emerging Markets Equity Fund

Sebastian Kahlfeld, Senior Portfolio Manager Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2023.

•         Senior Portfolio Manager – Equity: Frankfurt.

•         Joined DWS in 2005 with two years of industry experience. Prior to joining, he served as a Sales Assistant at HVB Private Banking and at HypoVereinsbank.

•         Bank Training Program (“Bankkaufmann”) at HypoVereinsbank; BA from Birmingham City University; Master’s Degree in Business Administration (“Diplom-Kaufmann”) from Ostfalia University of Applied Sciences.

27

EXHIBIT C

Information About Other U.S. Registered Open-End Investment Companies Sub-Advised by DWSI

Fund Name	Sub-advisory Fee Schedule	Net Assets as of 9/30/23	Current Investment Objective
DWS Emerging Markets Fixed Income Fund	10% of the advisory fee after the effective waivers	$47 million	The fund seeks to provide high current income and, secondarily, long-term capital appreciation
DWS Global Macro Fund	40% of the advisory fee after the effect of waivers	$195 million	The fund seeks to achieve total return

28

EXHIBIT D

Fund Officers

Name, Year of Birth, Position with the Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(2) (1974) President and Chief Executive Officer, 2017-present

Head of Americas CEO Office, DWS (2023-present), Head of Fund Administration, Head of Product Americas and Head of U.S. Mutual Funds, DWS (2017-present); Assistant Secretary, DWS Distributors, Inc. (2018-present); Vice President, DWS Service Company (2018-present); President, DB Investment Managers, Inc.(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company (2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Directorships: Director of DWS Service Company (2018-present); Director of DB Investment Managers, Inc. (2018-present); Director of Episcopalian Charities of New York (2018-present); Interested Director of The European

Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-present); Director of DWS Investment Management Americas, Inc. (2023-present); and Manager of DBX Advisors LLC. (2023-present)

John Millette(3) (1962) Vice President and Secretary, 1999-present

Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary, DBX ETF Trust (2019-2020)

Diane Kenneally(3) (1966) Chief Financial Officer and Treasurer, 2018-present

Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018)

Sheila Cadogan(3) (1966) Assistant Treasurer, 2017-present

Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, DBX ETF Trust (2019-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present)

Scott D. Hogan(3) (1970) Chief Compliance Officer, 2016-present

Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)

29

Caroline Pearson(3) (1962) Chief Legal Officer, 2010-present

Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer, DBX Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021)

Christian Rijs(2) (1980) Anti-Money Laundering Compliance Officer, 2021-present

Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial

Crime and MLRO

Ciara Crawford(4) (1984) Assistant Secretary, 2019-present	Fund Administration (Specialist), DWS (2015-present); Assistant Secretary, DWS Service Company (2018-present); Assistant Secretary of U.S. Mutual Funds, DWS (2019-present); Assistant Secretary, DWS USA Corporation (2023-present); Assistant Secretary, DBX Advisors, LLC (2023-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2023-present); Assistant Clerk, DWS Trust Company (2023-present); formerly, Legal Assistant at Accelerated Tax Solutions

______________________________________

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.

(2) Address: 875 Third Avenue, New York, New York 10022.

(3) Address: 100 Summer Street, Boston, Massachusetts 02110.

(4) Address: 5022 Gate Parkway, Suite 400, Jacksonville, Florida 32256.

30

EXHIBIT E

Management Fee

For all services provided under the Investment Management Agreement, the Fund pays DIMA an investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rate set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year. Under the Sub-Advisory Agreement, DIMA is responsible for paying DWSI a sub-advisory fee out of the investment management fee received by DIMA.

Fund and Fiscal Year End	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Emerging Markets Equity Fund, fiscal year ended October 31, 2022	0.700% of the Fund’s average daily net assets	$ 2,131,408	$ 61,659

31

EXHIBIT F

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

DWS Emerging Markets Equity Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s fiscal year ended October 31, 2022.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2022 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Regulatory Filings	$ 1,345	$ 0
DWS Service Company	Transfer Agent	$ 56,684	$ 56,673
DWS Distributors, Inc.	Distributor	$ 82,812	$ 19,085

32

EXHIBIT G

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee, calculated daily and paid monthly, at an annual rate of 0.097% of the Fund’s average daily net assets. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s fiscal year ended October 31, 2022.

Fund and Fiscal Year End	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Emerging Markets Equity Fund, fiscal year ended October 31, 2022	$ 295,352	$ 0

33

EXHIBIT H

Shares Outstanding as of October 13, 2023

DWS Emerging Markets Equity Fund

Class	Shares Outstanding

Class A	477,076.81
Class C	325,991.59
Class R6	40,654.34
Inst Class	3,943,619.36
Class S	2,178,829.28

34

EXHIBIT I

5% SHAREHOLDERS

(as of October 13, 2023)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

DWS Emerging Markets Equity Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	Morgan Stanley Smith Barney Hasrborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	65,120.88	13.65%
A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	41,224.42	8.64%
A	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	38,073.71	7.98%
A	American Enterprise Investment Svc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	30,263.38	6.34%
A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	29,663.31	6.22%
A	Charles Schwab & Co. Inc. Special Custody Account fbo Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	29,402.46	6.16%
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63101-2523	27,384.56	5.74%
A	B & B Building Services Inc. P.O. Box 798 Hiram, GA 30141-0798	24,841.63	5.21%
C	Morgan Stanley Smith Barney Hasrborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	261,916.83	80.39%
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63101-2523	22,380.91	6.87%
35

R6	American United Life Insurance Co. Attn Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	18,678.73	45.94%
R6	State Street Bank & Trust Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	17,704.24	43.54%
R6	American United Life Insurance Co FBO AUL American Unit Trust. Attn Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	3,082.51	7.58%
INST	Morgan Stanley Smith Barney Hasrborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,165,407.98	29.63%
INST	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	585,391.78	14.88%
INST	RBC Capital Markets LLC Mutual Fund Omnibus Processing 510 Marquette Ave. Minneapolis, MN 55402-1110	509,568.02	12.96%
INST	American Enterprise Investment Svc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	492,172.33	12.51%
INST	Raymond James Omnibus for Mutual Funds House Acct Firm XXXXX Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	242,667.39	6.17%
INST	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	224,548.85	5.71%
S	UBS WM USA Omni Acct M/F Spec Cust Acct Exclusive Benefit Customer UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	261,878.82	12.02%
S	Charles Schwab & Co. Inc. Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	216,512.59	9.94%
S	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	176,730.54	8.11%
36

S	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	146,403.10	6.72%

The Information Statement will be available at https://www.dws.com/en-us/resources/for-investors/ and will remain available until at least February 29, 2024.

EM-IS

37

DWS EMERGING MARKETS EQUITY FUND

A series of DEUTSCHE DWS INTERNATIONAL FUND, INC.

875 Third Avenue, New York, NY 10022

Telephone: 1-800-728-3337

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to DWS Emerging Markets Equity Fund (the “Fund”), a series of Deutsche DWS International Fund, Inc. We encourage you to access and review all of the information contained in the Information Statement. The Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter.

The following information is available to be viewed: Information Statement dated November 3, 2023

The Information Statement provides details of the recent addition of a sub-advisor for the Fund. The Board of Directors of the Fund (the “Board”) approved the appointment of DWS International GmbH (“DWSI”), an affiliate of the Fund’s advisor DWS Investment Management Americas, Inc. (“DIMA”), as subadvisor to the Fund. In conjunction with the appointment, the Board approved a new sub-advisory agreement on behalf of the Fund between DIMA and DWSI. DWSI assumed day-to-day portfolio management responsibilities for the Fund on October 1, 2023. Also effective October 1, 2023, the sub-advisory agreement for the Fund between DIMA and DWS Investments Hong Kong Limited, also an affiliate of DIMA, was terminated.

DIMA and the Fund have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisors to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisors, each without obtaining shareholder approval. Under conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about the new sub-advisor within ninety (90) days of the hiring of a new sub-advisor. The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least February 29, 2024: https://www.dws.com/en-us/resources/for-investors/. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any shareholder at the household. If paper copies of the Information Statement are requested, we will send only one Information Statement to shareholders who share an address. If you would like to receive additional copies of the Information Statement please contact the Fund at 800-728-3337 or by writing to the Fund at 875 Third Avenue, New York, NY 10022.